As filed with the Securities and Exchange Commission on September 1, 2017

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04556

TRANSAMERICA FUNDS

(Exact Name of Registrant as Specified in Charter)

1801 California St., Suite 5200, Denver, CO 80202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: 1-888-233-4339

Tané T. Tyler, Esq., 1801 California St., Suite 5200, Denver, CO 80202

(Name and Address of Agent for Service)

Date of fiscal year end: December 31

Date of reporting period: January 1, 2017 – June 30, 2017

Item 1:	Report(s) to Shareholders.

The Semi-Annual Report is attached.

Transamerica Stock Index

Semi-Annual Report

June 30, 2017

www.transamerica.com

Customer Service 1-888-233-4339

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Transamerica Capital, Inc.

Transamerica Funds	Semi-Annual Report 2017

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial adviser in the future. We value the trust you have placed in us.

This semi-annual report is provided to you to show the investments of your Fund. The Securities and Exchange Commission requires that annual and semi-annual reports be sent to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund for the six-month period ending June 30, 2017.

We believe it is important to understand market conditions during the period to provide a context for reading this report. While much attention has been focused on Washington, D.C., we would suggest that equity market returns through the first half of the year have been driven more by strong corporate earnings growth. While earnings growth had been elusive over the past two years, the S&P 500® saw reported earnings increase by over 16% in the first quarter, the highest reading since the third quarter of 2011.

Interest rates stabilized somewhat in the first half of the year after spiking during the final months of 2016 in the aftermath of the Presidential election. While the U.S. Federal Reserve (“Fed”) did raise interest rates three times between December 2016 and June 2017, longer term yields still ticked lower, as seen in the 10-year Treasury yield which closed out the second quarter at 2.31%—below its beginning of the year level—as expectations of economic legislation by year end waned. However, credit markets remained fairly optimistic as high yield and emerging market bonds experienced tightening credit spreads.

On the economic front, job growth remained steady and inflation ticked higher. These continued improvements were among the reasons the Fed maintained the confidence to increase the federal funds rate twice in the first half of the year. However, toward the end of the second quarter, inflation rates did slow to below the Fed’s target of 2%.

International markets were broadly positive in the first half, led by many emerging markets and improving economic trends in both Europe and Japan. Broad measures of economic growth, such as monthly Purchasing Managers Index reports, had been showing strong improvement since the middle of last year. With both European Central Bank and Bank of Japan monetary policy remaining accommodative, developed international markets performed well.

For the six-month period ending June 30, 2017, the S&P 500® returned 9.34% while the MSCI EAFE Index, representing international developed market equities, gained 14.23%. During the same period, the Bloomberg Barclays U.S. Aggregate Bond Index returned 2.27%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of the Transamerica Funds. These views are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of the Transamerica Funds.

Transamerica Stock Index

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

As a shareholder in the Fund, you will bear the ongoing costs (such as investment advisory fees and other expenses) of managing the corresponding S&P 500 Index Master Portfolio (“Master Portfolio”) in which the Fund invests. You will also bear the cost of operating the Fund (such as management fees, distribution fees, and other expenses).

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at January 1, 2017, and held for the entire period until June 30, 2017.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid during the period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses			Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value June 30, 2017	Expenses Paid During Period January 1, 2017 - June 30, 2017		Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Annualized Expense Ratio
Class R	$1,000.00	$1,035.10	$1.27(C	)	$1,021.60	$3.26	0.65%
Class R4	1,000.00	1,091.70	1.56(B	)	1,023.30	1.51	0.30

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

(C)	Class commenced operations on April 21, 2017. Actual expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (70 days), and divided by the number of days in the year (365 days). For comparability purposes, hypothetical expenses assume that the Fund was in operation for the entire six-month period ended June 30, 2017. Thus, the hypothetical expenses are calculated using the Fund’s annualized expense ratios (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

Transamerica Funds	Semi-Annual Report 2017

Transamerica Stock Index

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2017

(unaudited)

Assets:
Investment in Master Portfolio, at value	$794,944,512
Receivables and other assets:
Shares of beneficial interest sold	3,940
Due from Master Portfolio	11,640,657
Due from adviser	53,365
Prepaid expenses	7,271

Total assets	806,649,745

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	11,644,597
Investment management fees	53,643
Distribution and service fees	226,642
Transfer agent fees	3,259
Trustees, CCO and deferred compensation fees	3,819
Audit and tax fees	15,715
Custody fees	6,149
Legal fees	5,694
Printing and shareholder reports fees	89,925
Registration fees	100
Other	19,479

Total liabilities	12,069,022

Net assets	$794,580,723

Net assets consist of:
Paid-in capital	$304,295,821
Undistributed (distributions in excess of) net investment income (loss)	(266,827)
Accumulated net realized gain (loss) allocated from Master Portfolio	(990,686)
Net unrealized appreciation (depreciation) allocated from Master Portfolio	491,542,415

Net assets	$794,580,723

Net assets by class:
Class R	$284,776,839
Class R4	509,803,884

Shares outstanding:
Class R	27,580,264
Class R4	49,353,581

Net asset value per share:
Class R	$10.33
Class R4	10.33

STATEMENT OF OPERATIONS

For the period ended June 30, 2017 (A)

(unaudited)

Net investment income (loss) allocated from Master Portfolio:
Dividend income	$6,223,627
Interest income	46,742
Net income (loss) from securities lending	8,092
Withholding taxes on foreign income	(22,378)
Expenses (net of waiver and/or reimbursement)	(126,499)

Total investment income (loss)	6,129,584

Expenses:
Investment advisory fees	171,971
Investment management fees	126,026
Distribution and service fees:
Class R	274,007
Class R4	686,755
Transfer agent fees
Class R	2
Class R4	7,705
Trustees, CCO and deferred compensation fees	7,071
Audit and tax fees	13,568
Custody fees	6,527
Legal fees	14,650
Printing and shareholder reports fees	36,424
Registration fees	29,887
Other	15,462

Total expenses before waiver and/or reimbursement and recapture	1,390,055

Expenses waived and/or reimbursed:
Class R	(34,875)
Class R4	(326,537)
Recapture of previously waived and/or reimbursed fees:
Class R	30,771

Net expenses	1,059,414

Net investment income (loss)	5,070,170

Net realized and change in unrealized gain (loss) on investments allocated from Master Portfolio:
Net realized gain (loss)	1,911,188
Net change in unrealized appreciation (depreciation)	51,991,346

Net realized and change in unrealized gain (loss)	53,902,534

Net increase (decrease) in net assets resulting from operations	$58,972,704

(A)	Formerly, Transamerica Partners Institutional Stock Index. Prior to April 21, 2017, information provided reflects Transamerica Partners Institutional Stock Index, which is the accounting survivor (the “Accounting Survivor”) pursuant to a Plan of Reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2017

Transamerica Stock Index

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended: (A) (B)

	June 30, 2017 (unaudited)	December 31, 2016
From operations allocated from Master Portfolio:
Net investment income (loss)	$5,070,170	$11,698,030
Net realized gain (loss)	1,911,188	17,326,076
Net change in unrealized appreciation (depreciation)	51,991,346	36,351,091

Net increase (decrease) in net assets resulting from operations	58,972,704	65,375,197

Dividends and/or distributions to shareholders:
Net investment income:
Class R	(578,828)	—
Class R4	(4,758,169)	(12,705,081)

Total dividends and/or distributions from net investment income	(5,336,997)	(12,705,081)

Net realized gains:
Class R4	(2,738,194)	—

Total dividends and/or distributions from net realized gains	(2,738,194)	—

Total dividends and/or distributions to shareholders	(8,075,191)	(12,705,081)

Capital share transactions:
Proceeds from shares sold:
Class R	1,714,514	—
Class R4	22,856,357	70,852,319

	24,570,871	70,852,319

Issued from fund acquisition:
Class R	283,331,550	—

	283,331,550	—

Dividends and/or distributions reinvested:
Class R	578,828	—
Class R4	7,465,693	12,705,081

	8,044,521	12,705,081

Cost of shares redeemed:
Class R	(10,000,898)	—
Class R4	(123,351,817)	(282,419,446)

	(133,352,715)	(282,419,446)

Net increase (decrease) in net assets resulting from capital share transactions	182,594,227	(198,862,046)

Net increase (decrease) in net assets	233,491,740	(146,191,930)

Net assets:
Beginning of period/year	561,088,983	707,280,913

End of period/year	$794,580,723	$561,088,983

Undistributed (distributions in excess of) net investment income (loss)	$(266,827)	$—

Capital share transactions - shares:
Shares issued:
Class R	166,782	—
Class R4	2,518,487	8,131,165

	2,685,269	8,131,165

Shares issued on fund acquisition:
Class R	28,333,155	—

	28,333,155	—

Shares reinvested:
Class R	55,656	—
Class R4	466,456	1,400,079

	522,112	1,400,079

Shares redeemed:
Class R	(975,329)	—
Class R4	(12,133,936)	(31,712,614)

	(13,109,265)	(31,712,614)

Net increase (decrease) in shares outstanding:
Class R	27,580,264	—
Class R4	(9,148,993)	(22,181,370)

	18,431,271	(22,181,370)

(A)	Formerly, Transamerica Partners Institutional Stock Index. Prior to April 21, 2017, information provided reflects Transamerica Partners Institutional Stock Index, which is the Accounting Survivor pursuant to a Plan of Reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)	Effective April 21, 2017, the Fund underwent a 1.56-for-1 share split. The Capital share transactions - shares has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2017

Transamerica Stock Index

FINANCIAL HIGHLIGHTS

For a share outstanding during the period indicated:

	Class R
	June 30, 2017 (unaudited) (A)
Net asset value, beginning of period	$10.00

Investment operations: (B)
Net investment income (loss) (C)	0.02
Net realized and unrealized gain (loss)	0.33

Total investment operations	0.35

Dividends and/or distributions to shareholders:
Net investment income	(0.02)

Net asset value, end of period	$10.33

Total return (D)	3.51	%(E)

Ratio and supplemental data:
Net assets end of period (000’s)	$284,777
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.66	%(F)
Including waiver and/or reimbursement and recapture (G)	0.65	%(F)
Net investment income (loss) to average net assets (B)	1.18	%(F)
Portfolio turnover rate of Master Portfolio	5	%(E)

(A)	Commenced operations on April 21, 2017.
(B)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Master Portfolio.
(C)	Calculated based on average number of shares outstanding.
(D)	Total return reflects Fund expenses and includes reinvestment of dividends and capital gains.
(E)	Not annualized.
(F)	Annualized.
(G)	Includes reimbursement or waiver of fees at the underlying Master Portfolio level.

For a share outstanding during the period and years indicated:

	Class R4 (A) (B)
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$9.58		$8.75		$8.81	$7.91	$6.10	$5.41

Investment operations: (C)
Net investment income (loss) (D)	0.10		0.17	(E)	0.15	0.14	0.13	0.12
Net realized and unrealized gain (loss)	0.79		0.85		(0.06)	0.91	1.81	0.72

Total investment operations	0.89		1.02		0.09	1.05	1.94	0.84

Dividends and/or distributions to shareholders:
Net investment income	(0.09)		(0.19)		(0.15)	(0.15)	(0.13)	(0.15)
Net realized gains	(0.05)		—		—	—	—	—

Total dividends and/or distributions to shareholders	(0.14)		(0.19)		(0.15)	(0.15)	(0.13)	(0.15)

Net asset value, end of period/year	$10.33		$9.58		$8.75	$8.81	$7.91	$6.10

Total return (F)	9.17	%(G)	11.66%		1.08%	13.33%	32.06%	15.71%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$509,804		$561,089		$707,281	$888,044	$1,011,521	$914,519
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.42	%(H)	0.42%		0.42%	0.38%	0.38%	0.40%
Including waiver and/or reimbursement and recapture (I)	0.30	%(H)	0.29	%(E)(J)	0.30%	0.30%	0.30%	0.30%
Net investment income (loss) to average net assets (C)	1.61	%(H)	1.86	%(E)	1.73%	1.72%	1.80%	2.03%
Portfolio turnover rate of Master Portfolio	5	%(G)	4%		2%	3%	2%	10%

(A)	Formerly, Transamerica Partners Institutional Stock Index. Prior to April 21, 2017, information provided reflects Transamerica Partners Institutional Stock Index, which is the Accounting Survivor pursuant to a Plan of Reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)	Effective April 21, 2017 the Fund underwent a 1.56-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Master Portfolio.
(D)	Calculated based on average number of shares outstanding.
(E)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund .
(F)	Total return reflects Fund expenses and includes reinvestment of dividends and capital gains.
(G)	Not annualized.
(H)	Annualized.
(I)	Includes reimbursement or waiver of fees at the underlying Master Portfolio level.
(J)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Reorganization section of the Notes to Financial Statements for more information regarding the reorganization.

The Notes to Financial Statements are an integral part of this report. Transamerica Funds	Semi-Annual Report 2017

NOTES TO FINANCIAL STATEMENTS

At June 30, 2017

(unaudited)

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Stock Index (the “Fund”) is a series of the Trust and invests all of its investable assets in the S&P 500 Index Master Portfolio (“Master Portfolio”).

The financial statements of the Master Portfolio are included within this report and should be read in conjunction with the Fund’s financial statements.

This report must be accompanied or preceded by the Fund’s current prospectus, which contains additional information about the Fund, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.

TAM is responsible for all aspects of the day-to-day management of the Fund.

TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Fund from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of fund investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund’s custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Investment valuation: The value of the Fund’s investment in the Master Portfolio, as noted within the Statement of Assets and Liabilities, reflects the Fund’s proportional interest in the net assets of the Master Portfolio.

The valuation policy for the underlying securities held by the Master Portfolio is discussed in the Master Portfolio’s Notes to Financial Statements, which accompany this report.

Security transactions and investment income: The Fund is allocated its proportional share of income and expenses on a daily basis from its investment in the Master Portfolio. All of the net investment income, as well as the realized and unrealized gains and losses from the security transactions of the Master Portfolio are allocated pro rata among the investors and recorded by the Fund on a daily basis.

Operating expenses: The Trust accounts separately for the assets, liabilities, and operations of the Fund. Expenses attributable to the Fund are charged to the Fund.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Transamerica Funds	Semi-Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. BORROWINGS AND OTHER FINANCING TRANSACTIONS

Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the funds and portfolios advised by TAM, including the Fund, to lend to each other. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing the Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of June 30, 2017, the Fund has yet to utilize the program.

4. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Fund’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Fund are also officers and/or trustees of TAM, TFS, and TCI . No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Fund.

As of June 30, 2017, the percentage of the Fund’s interest in the Master Portfolio, including any open receivable or payable, is 6.54%.

Investment management fees: TAM serves as the Fund’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Fund pays a management fee to TAM based on daily ANA at the following rates:

Class	Rate
Class R	0.08%
Class R4	0.08%

Prior to the closing of the Transamerica Partners reorganizations, TAM provided both advisory and administrative services to Transamerica Partners Stock Index and Transamerica Partners Institutional Stock Index (“Target Funds”) pursuant to investment advisory agreements. For TAM’s services, the Target Funds paid TAM an annual rate of 0.40% and 0.10%, respectively, of the Fund’s daily Average Net Assets (“ANA”), which was reduced by the advisory fee charged by the Master Portfolio of 0.05%. The investment advisory fees for Transamerica Partners Institutional Stock Index (“Accounting Survivor”) are included within the Statement of Operations in Investment advisory fees. Please reference the Reorganization section of the Notes to Financial Statements for more information.

TAM has contractually agreed to waive and/or reimburse expenses of the Fund to the extent that total operating expenses based on daily ANAs including the investment management fee but excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the portfolio’s business exceed the following stated annual operating expense limits to the Fund’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Class	Operating Expense Limit	Operating Expense Limit Effective Through
Effective April 21, 2017
Class R (A)	0.65%	May 1, 2018
Class R4	0.30%	May 1, 2018
Prior to April 21, 2017
Class R4	0.30%

(A)	Class commenced operations on April 21, 2017.

Transamerica Funds	Semi-Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

4. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Effective April 21, 2017, TAM is entitled to recapture expenses paid by the Fund for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Fund operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the period ended June 30, 2017, are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations. Prior to April 21, 2017, fee waivers and/or reimbursements were not subject to recapture by TAM.

As of June 30, 2017, the balances available for recapture by TAM for the Fund are as follows:

	Amounts Available from Fiscal Years
Class	June 30, 2017	Total
Class R	$ 4,104	$ 4,104
Class R4	118,565	118,565

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund’s distributor.

The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s shares. The distribution and service fees are included in Distribution fees within the Statement of Operations.

The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Class R (A)	0.50%
Class R4 (A)	0.25%

(A)	Prior to the Transamerica Partners reorganization date, the Target Funds had a 0.25% distribution fee. Please reference the Reorganization section of the Notes to Financial Statements for more information.

Administrative service fees: The Fund pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on the number of classes, accounts and transactions relating to the Fund. The Transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services.

Prior to the closing of the Transamerica Partners reorganizations, TFS provided transfer agency services to the Target Funds and the Target Funds did not pay a separate transfer agency fee. Please reference the Reorganization section of the Notes to Financial Statements for more information.

For the period ended June 30, 2017, transfer agent fees paid and the amounts due to TFS are as follows:

Fees Paid to TFS	Fees Due to TFS
$ 7,707	$ 3,259

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by the Trust to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Transamerica Funds	Semi-Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

5. PRINCIPAL OWNERSHIP

As of June 30, 2017, the Fund had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Fund has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Fund performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Class R	1	100.00%	0.00%
Class R4	1	97.64%	0.00%

6. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Fund’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

7. NEW ACCOUNTING PRONOUNCEMENT

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Fund’s financial statements.

8. STOCK SPLIT

Effective as of the close of business on the date listed in the subsequent table, the Fund’s Class R4 underwent a stock split. There was no impact to the aggregate market value of shares outstanding. The historical capital share activity presented within the Statement of Changes in Net Assets and the per share data presented within the Financial Highlights have been retroactively adjusted to reflect the stock split. The stock split ratios, net effect on the NAV per share, and the number of shares outstanding as of the date indicated were as follows:

Reorganization Date	Share Split Ratio	Shares Prior to Stock Split	Shares After Stock Split	Increase (Decrease) Net Asset Value per Share	Increase (Decrease) Net Shares Outstanding
April 21, 2017	1.56-for-1	35,752,851	55,759,431	Decrease	Increase

9. REORGANIZATION

Following the close of business on April 21, 2017 (the “Reorganization Date”), the Target Funds reorganized into Transamerica Stock Index, a newly arranged series within the Trust (“Destination Fund”). The reorganizations were as follows:

Target Fund	Destination Fund/Share Class
Transamerica Stock Index
Transamerica Partners Stock Index	Class R
Transamerica Partners Institutional Stock Index (A)	Class R4

(A)	Accounting and Performance Survivor. For financial reporting purposes, the Accounting and Performance Survivor’s operating history prior to the reorganization is reflected in the Destination Fund’s financial statements and financial highlights.

Transamerica Funds	Semi-Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

9. REORGANIZATION (continued)

The Destination Fund acquired all of the net assets of the Target Funds pursuant to Plans of Reorganization. The purpose of the transactions was to achieve a more cohesive, focused, and streamlined fund complex. In the reorganizations, each Target Fund’s assets were acquired, and its liabilities were assumed, by the Destination Fund in exchange for Destination Fund shares on the Reorganization Date. The reorganizations were tax-free for Federal income tax purposes. For financial statement purposes, assets received and shares issued of the Destination Fund was recorded at fair value; however, the cost basis of the investments received from the Target Funds was carried forward to align ongoing reporting of the Destination Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Shares issued to Fund shareholders, along with the exchange ratio of the reorganizations for the Destination Fund, were as follows:

Fund	Fund Shares	Destination Fund - Class	Destination Fund Shares	Dollar Amount	Exchange Ratio (A)
Transamerica Partners Stock Index	15,527,225	Transamerica Stock Index - Class R	28,333,155	$283,331,550	0.82
Transamerica Partners Institutional Stock Index (B)	55,759,431	Transamerica Stock Index - Class R4	55,759,431	557,592,549	1.00

(A)	Calculated by dividing the Destination Fund shares issuable by the Target Fund shares outstanding on Reorganization Date.
(B)	Accounting and Performance Survivor

The net assets of the Target Funds, including unrealized appreciation (depreciation), were combined with those of the Destination Fund. These amounts were as follows:

Target Fund	Target Fund Unrealized Appreciation (Depreciation)	Target Fund Net Assets	Destination Fund	Destination Fund Net Assets Prior to Reorganization	Net Assets After Reorganization
Transamerica Partners Stock Index	$241,632,573	$283,331,550	Transamerica Stock Index	$—	$840,924,099
Transamerica Partners Institutional Stock Index (A)	560,650,512	557,592,549

(A)	Accounting and Performance Survivor.

Assuming the reorganizations had been completed as of the beginning of the semi-annual reporting period of the Accounting and Performance Survivor, the pro forma results of operations for the period ended June 30, 2017 were as follows:

Destination Fund	Reporting Period Beginning Date	Net Investment Income (Loss)	Net Realized and Change in Unrealized Gain (Loss)	Net Increase (Decrease) in Net Assets Resulting from Operations
Transamerica Stock Index	January 1, 2017	$6,325,295	$(98,157,740)	$(91,832,445)

Because the combined investment funds have been managed as a single integrated fund since the reorganizations were completed, it is not practical to separate the amounts of revenue and earnings of the Target Funds that have been included in the Destination Fund’s Statement of Operations.

10. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Fund’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Fund in September 2016 as a reimbursement. The amounts applicable to the Fund, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Funds	Semi-Annual Report 2017

MANAGEMENT AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 7-8, 2017, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica Stock Index (the “Fund”). The Fund invests in securities through the S&P 500 Index Master Portfolio, an underlying master fund sponsored by BlackRock Fund Advisors (the “Master Fund”), which has the same investment goals and strategies as the Fund.

Following its review and consideration, the Board determined that the terms of the Management Agreement were reasonable and that the renewal of the Management Agreement was in the best interests of the Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of the Management Agreement through June 30, 2018.

Prior to reaching their decision, the Trustees requested and received from TAM certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Management Agreement, including information they had previously received from TAM as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Services, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM present and were represented throughout the process by independent legal counsel. In considering the proposed continuation of the Management Agreement, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management process; TAM’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team.

The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting shares of the Master Fund when voting matters arise; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Fund’s benchmark, in each case for various trailing periods ended December 31, 2016.

When considering the Fund’s performance, which is closely correlated with that of the Master Fund, the Trustees recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

Transamerica Funds	Semi-Annual Report 2017

MANAGEMENT AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

The Board noted that the performance of Class R4 shares of the Fund was above the median for its peer universe for the past 1-, 3-, 5- and 10-year periods. The Board also noted that the performance of Class R4 shares of the Fund was below its benchmark for the past 1-, 3-, 5- and 10-year periods. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of two Transamerica Partners funds on April 21, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Partners Institutional Stock Index, effective as of that date in place of its own historical performance record.

Based on these considerations, the Board determined that TAM can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs.

Management Fee and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge.

The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R4 shares of the Fund were below the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management fee to be received by TAM under the Management Agreement is reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM had not made material changes to this methodology, which had been applied consistently for the Fund.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM may not directly correlate with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the extent to which TAM shared economies of scale, if any, with the Fund through its undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Trustees noted that the Fund’s management fee schedule does not contain breakpoints and determined that, based on all of the information provided, breakpoints were not warranted at this time. The Trustees concluded that the Fund’s existing fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM in light of any economies of scale experienced in the future.

Transamerica Funds	Semi-Annual Report 2017

MANAGEMENT AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

Benefits to TAM and its Affiliates from their Relationships with the Fund

The Board considered other benefits derived by TAM and/or its affiliates from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Fund.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations. The Board also noted that TAM has made a significant entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement was in the best interests of the Fund and its shareholders and voted to approve the renewal of the Management Agreement.

Transamerica Funds	Semi-Annual Report 2017

Appendix A

Master Investment Portfolio —

S&P 500 Index Master Portfolio

(This page intentionally left blank)

Master Portfolio Information	S&P 500 Index Master Portfolio

As of June 30, 2017

Ten Largest Holdings	Percent of Net Assets
Apple, Inc.	4%
Microsoft Corp.	3
Amazon.com, Inc.	2
Facebook, Inc.	2
Johnson & Johnson	2
Exxon Mobil Corp.	2
JPMorgan Chase & Co.	2
Berkshire Hathaway, Inc.	2
Alphabet, Inc., Class A	1
Alphabet, Inc., Class C	1

Sector Allocation	Percent of Net Assets
Information Technology	22%
Financials	15
Health Care	14
Consumer Discretionary	12
Industrials	10
Consumer Staples	9
Energy	6
Utilities	3
Real Estate	3
Materials	3
Telecommunication Services	2
Short-Term Securities	2
Liabilities in Excess of Other Assets	(1)

For Master Portfolio compliance purposes, the Master Portfolio’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

MASTER INVESTMENT PORTFOLIO	JUNE 30, 2017	1

Schedule of Investments June 30, 2017 (Unaudited)	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense – 2.3%
Arconic, Inc.	257,077	$5,822,794
Boeing Co.	328,387	64,938,529
General Dynamics Corp.	165,973	32,879,251
L3 Technologies, Inc.	45,950	7,677,326
Lockheed Martin Corp.	145,668	40,438,894
Northrop Grumman Corp.	102,170	26,228,061
Raytheon Co.	170,306	27,501,013
Rockwell Collins, Inc.	95,177	10,001,199
Textron, Inc.	154,558	7,279,682
TransDigm Group, Inc.	28,666	7,707,427
United Technologies Corp.	435,919	53,230,069

		283,704,245

Air Freight & Logistics – 0.7%
C.H. Robinson Worldwide, Inc.	82,640	5,675,715
Expeditors International of Washington, Inc.	103,307	5,834,779
FedEx Corp.	143,962	31,287,262
United Parcel Service, Inc., Class B	403,200	44,589,888

		87,387,644

Airlines – 0.6%
Alaska Air Group, Inc.	71,558	6,423,046
American Airlines Group, Inc.	288,441	14,514,351
Delta Air Lines, Inc.	431,127	23,168,765
Southwest Airlines Co.	352,499	21,904,288
United Continental Holdings, Inc. (a)	165,201	12,431,375

		78,441,825

Auto Components – 0.4%
BorgWarner, Inc.	117,358	4,971,285
Delphi Automotive PLC	156,520	13,718,978
Goodyear Tire & Rubber Co.	146,534	5,122,828
Johnson Controls International PLC	548,519	23,783,784

		47,596,875

Automobiles – 0.5%
Ford Motor Co.	2,282,947	25,546,177
General Motors Co.	802,386	28,027,343
Harley-Davidson, Inc.	100,929	5,452,184

		59,025,704

Banks – 6.4%
Bank of America Corp.	5,820,770	141,211,880
BB&T Corp.	474,774	21,559,487
Citigroup, Inc.	1,610,331	107,698,937
Citizens Financial Group, Inc.	296,166	10,567,203
Comerica, Inc.	102,398	7,499,630
Fifth Third Bancorp	438,462	11,382,474
Huntington Bancshares, Inc.	636,528	8,605,859
JPMorgan Chase & Co.	2,078,563	189,980,658
KeyCorp	640,380	12,000,721
M&T Bank Corp.	90,496	14,655,827
PNC Financial Services Group, Inc. (b)	283,099	35,350,572
Regions Financial Corp.	702,941	10,291,056
SunTrust Banks, Inc.	284,568	16,140,697
U.S. Bancorp	927,311	48,145,987
Wells Fargo & Co.	2,631,463	145,809,365
Zions Bancorporation	118,421	5,199,866

		786,100,219

Beverages – 2.1%
Brown-Forman Corp., Class B	102,671	4,989,811
Coca-Cola Co.	2,250,490	100,934,476
Constellation Brands, Inc., Class A	100,771	19,522,366
Dr. Pepper Snapple Group, Inc.	106,715	9,722,804
Molson Coors Brewing Co., Class B	108,560	9,373,070
Monster Beverage Corp. (a)	236,993	11,773,812
PepsiCo, Inc.	836,323	96,586,943

		252,903,282

Common Stocks	Shares	Value
Biotechnology – 2.9%
AbbVie, Inc.	931,075	$67,512,248
Alexion Pharmaceuticals, Inc. (a)	132,250	16,090,857
Amgen, Inc.	430,490	74,143,293
Biogen, Inc. (a)	124,952	33,906,975
Celgene Corp. (a)	456,677	59,308,642
Gilead Sciences, Inc.	764,344	54,100,268
Incyte Corp. (a)	99,258	12,497,575
Regeneron Pharmaceuticals, Inc. (a)	44,555	21,882,743
Vertex Pharmaceuticals, Inc. (a)	145,634	18,767,853

		358,210,454

Building Products – 0.1%
Allegion PLC	55,592	4,509,623
Fortune Brands Home & Security, Inc.	88,648	5,783,396
Masco Corp.	185,105	7,072,862

		17,365,881

Capital Markets – 2.3%
Affiliated Managers Group, Inc.	32,950	5,465,087
Ameriprise Financial, Inc.	89,819	11,433,061
Bank of New York Mellon Corp.	608,108	31,025,670
BlackRock, Inc. (b)	70,927	29,960,274
Charles Schwab Corp.	711,242	30,554,956
CME Group, Inc.	198,854	24,904,475
E*Trade Financial Corp. (a)	160,015	6,085,370
Franklin Resources, Inc.	202,646	9,076,514
Goldman Sachs Group, Inc.	214,062	47,500,358
Invesco Ltd.	234,686	8,258,600
Morgan Stanley	832,529	37,097,492
Northern Trust Corp.	126,289	12,276,554
Raymond James Financial, Inc.	74,775	5,998,451
State Street Corp.	207,992	18,663,122
T. Rowe Price Group, Inc.	142,590	10,581,604

		288,881,588

Chemicals – 2.1%
Air Products & Chemicals, Inc.	127,429	18,229,993
Albemarle Corp.	65,091	6,869,704
CF Industries Holdings, Inc.	138,621	3,875,843
Dow Chemical Co.	657,480	41,467,264
E.I. du Pont de Nemours & Co.	506,843	40,907,299
Eastman Chemical Co.	85,259	7,160,903
Ecolab, Inc.	152,722	20,273,846
FMC Corp.	76,740	5,605,857
International Flavors & Fragrances, Inc.	45,289	6,114,015
LyondellBasell Industries NV, Class A	193,183	16,302,713
Monsanto Co.	256,872	30,403,370
Mosaic Co.	207,653	4,740,718
PPG Industries, Inc.	150,801	16,582,078
Praxair, Inc.	167,308	22,176,675
Sherwin-Williams Co.	47,397	16,634,451

		257,344,729

Commercial Services & Supplies – 0.3%
Cintas Corp.	50,781	6,400,437
Iron Mountain, Inc. (c)	141,367	4,857,370
Republic Services, Inc.	136,001	8,667,344
Stericycle, Inc. (a)(c)	49,455	3,774,406
Waste Management, Inc.	237,661	17,432,434

		41,131,991

Communications Equipment – 1.0%
Cisco Systems, Inc.	2,924,816	91,546,741
F5 Networks, Inc. (a)	37,904	4,816,082
Harris Corp.	70,710	7,713,047
Juniper Networks, Inc.	223,770	6,238,708
Motorola Solutions, Inc.	94,657	8,210,548

		118,525,126

See Notes to Financial Statements.

2	MASTER INVESTMENT PORTFOLIO	JUNE 30, 2017

Schedule of Investments (continued)	S&P 500 Index Master Portfolio

Common Stocks	Shares	Value
Construction & Engineering – 0.1%
Fluor Corp.	82,221	$3,764,077
Jacobs Engineering Group, Inc.	70,035	3,809,204
Quanta Services, Inc. (a)	88,806	2,923,494

		10,496,775

Construction Materials – 0.1%
Martin Marietta Materials, Inc.	37,045	8,245,476
Vulcan Materials Co.	77,279	9,789,704

		18,035,180

Consumer Finance – 0.7%
American Express Co.	439,060	36,986,415
Capital One Financial Corp.	282,259	23,320,239
Discover Financial Services	223,565	13,903,507
Navient Corp.	168,799	2,810,503
Synchrony Financial	453,215	13,514,871

		90,535,535

Containers & Packaging – 0.2%
Avery Dennison Corp.	53,389	4,717,986
Ball Corp.	205,558	8,676,603
Sealed Air Corp.	112,730	5,045,795
WestRock Co.	148,512	8,414,690

		26,855,074

Distributors – 0.1%
Genuine Parts Co.	85,536	7,934,320
LKQ Corp. (a)	180,654	5,952,549

		13,886,869

Diversified Consumer Services – 0.0%
H&R Block, Inc.	122,375	3,782,611

Diversified Financial Services – 2.1%
Berkshire Hathaway, Inc., Class B (a)	1,111,412	188,239,850
CBOE Holdings, Inc.	53,363	4,877,378
Intercontinental Exchange, Inc.	346,300	22,828,096
Leucadia National Corp.	188,762	4,938,014
Moody’s Corp.	97,410	11,852,849
Nasdaq, Inc.	67,399	4,818,355
S&P Global, Inc.	150,857	22,023,613

		259,578,155

Diversified Telecommunication Services – 2.1%
AT&T, Inc.	3,597,366	135,728,619
CenturyLink, Inc.	322,148	7,692,894
Level 3 Communications, Inc. (a)	172,462	10,226,997
Verizon Communications, Inc.	2,386,586	106,584,931

		260,233,441

Electric Utilities – 1.8%
American Electric Power Co., Inc.	287,848	19,996,801
Duke Energy Corp.	409,655	34,243,061
Edison International	190,759	14,915,446
Entergy Corp.	105,205	8,076,588
Eversource Energy	186,194	11,303,838
Exelon Corp.	540,901	19,510,299
FirstEnergy Corp.	255,113	7,439,095
NextEra Energy, Inc.	274,035	38,400,524
Pinnacle West Capital Corp.	66,548	5,667,228
PPL Corp.	399,370	15,439,644
Southern Co.	582,159	27,873,773
Xcel Energy, Inc.	297,260	13,638,289

		216,504,586

Electrical Equipment – 0.6%
Acuity Brands, Inc.	26,295	5,345,248
AMETEK, Inc.	135,148	8,185,914
Eaton Corp. PLC	262,230	20,409,361

Common Stocks	Shares	Value
Electrical Equipment (continued)
Emerson Electric Co.	376,860	$22,468,393
Rockwell Automation, Inc.	75,331	12,200,609

		68,609,525

Electronic Equipment, Instruments & Components – 0.4%
Amphenol Corp., Class A	177,720	13,119,290
Corning, Inc.	537,724	16,158,606
FLIR Systems, Inc.	81,968	2,841,011
TE Connectivity Ltd.	207,603	16,334,204

		48,453,111

Energy Equipment & Services – 0.9%
Baker Hughes, Inc.	250,848	13,673,725
Halliburton Co.	506,309	21,624,457
Helmerich & Payne, Inc.	63,592	3,455,589
National Oilwell Varco, Inc.	221,105	7,283,199
Schlumberger Ltd.	811,751	53,445,686
TechnipFMC PLC (a)	272,522	7,412,598
Transocean Ltd. (a)	238,164	1,960,090

		108,855,344

Food & Staples Retailing – 1.9%
Costco Wholesale Corp.	256,318	40,992,938
CVS Health Corp.	595,801	47,938,148
Kroger Co.	534,206	12,457,684
Sysco Corp.	288,635	14,527,000
Wal-Mart Stores, Inc.	864,472	65,423,241
Walgreens Boots Alliance, Inc.	499,490	39,115,062
Whole Foods Market, Inc.	190,010	8,001,321

		228,455,394

Food Products – 1.3%
Archer-Daniels-Midland Co.	333,774	13,811,568
Campbell Soup Co.	112,425	5,862,964
Conagra Brands, Inc.	233,850	8,362,476
General Mills, Inc.	337,301	18,686,475
Hershey Co.	82,153	8,820,768
Hormel Foods Corp.	154,840	5,281,592
J.M. Smucker Co.	67,617	8,001,120
Kellogg Co.	148,231	10,296,125
Kraft Heinz Co.	349,383	29,921,160
McCormick & Co., Inc.	65,041	6,342,148
Mondelez International, Inc., Class A	887,888	38,347,883
Tyson Foods, Inc., Class A	168,648	10,562,424

		164,296,703

Health Care Equipment & Supplies – 2.6%
Abbott Laboratories	1,014,698	49,324,470
Align Technology, Inc. (a)	43,970	6,600,776
Baxter International, Inc.	285,264	17,269,883
Becton Dickinson & Co.	133,003	25,950,215
Boston Scientific Corp. (a)	800,430	22,187,920
C.R. Bard, Inc.	42,372	13,394,213
Cooper Cos., Inc.	29,002	6,943,659
Dentsply Sirona, Inc.	132,068	8,563,289
Edwards Lifesciences Corp. (a)	122,646	14,501,663
Hologic, Inc. (a)	163,915	7,438,463
IDEXX Laboratories, Inc. (a)	51,887	8,375,600
Intuitive Surgical, Inc. (a)	21,560	20,166,577
Medtronic PLC	800,751	71,066,651
Stryker Corp.	181,557	25,196,480
Varian Medical Systems, Inc. (a)(c)	54,702	5,644,699
Zimmer Biomet Holdings, Inc.	117,593	15,098,941

		317,723,499

Health Care Providers & Services – 2.8%
Aetna, Inc.	194,042	29,461,397
AmerisourceBergen Corp.	97,665	9,232,272

See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO	JUNE 30, 2017	3

Schedule of Investments (continued)	S&P 500 Index Master Portfolio

Common Stocks	Shares	Value
Health Care Providers & Services (continued)
Anthem, Inc.	155,006	$29,161,279
Cardinal Health, Inc.	185,252	14,434,836
Centene Corp. (a)	100,454	8,024,266
Cigna Corp.	149,656	25,050,918
DaVita, Inc. (a)	90,527	5,862,529
Envision Healthcare Corp. (a)	69,123	4,331,938
Express Scripts Holding Co. (a)	346,953	22,149,479
HCA Holdings, Inc. (a)	167,097	14,570,858
Henry Schein, Inc. (a)	45,739	8,371,152
Humana, Inc.	85,952	20,681,770
Laboratory Corp. of America Holdings (a)	59,775	9,213,718
McKesson Corp.	123,296	20,287,124
Patterson Cos., Inc.	47,484	2,229,374
Quest Diagnostics, Inc.	79,149	8,798,203
UnitedHealth Group, Inc.	563,839	104,547,027
Universal Health Services, Inc., Class B	52,271	6,381,244

		342,789,384

Health Care Technology – 0.1%
Cerner Corp. (a)(c)	171,729	11,414,827

Hotels, Restaurants & Leisure – 1.7%
Carnival Corp.	245,198	16,077,633
Chipotle Mexican Grill, Inc. (a)	16,757	6,972,588
Darden Restaurants, Inc.	71,132	6,433,178
Hilton Worldwide Holdings, Inc.	119,155	7,369,737
Marriott International, Inc., Class A	183,043	18,361,043
McDonald’s Corp.	476,905	73,042,770
Royal Caribbean Cruises Ltd.	97,088	10,604,922
Starbucks Corp.	847,303	49,406,238
Wyndham Worldwide Corp.	60,914	6,116,375
Wynn Resorts Ltd.	46,264	6,204,927
Yum! Brands, Inc.	194,942	14,378,922

		214,968,333

Household Durables – 0.5%
D.R. Horton, Inc.	199,014	6,879,914
Garmin Ltd.	67,037	3,420,898
Leggett & Platt, Inc.	77,738	4,083,577
Lennar Corp., Class A	118,127	6,298,532
Mohawk Industries, Inc. (a)	36,943	8,928,754
Newell Brands, Inc.	282,421	15,143,414
PulteGroup, Inc.	164,364	4,031,849
Whirlpool Corp.	43,002	8,240,043

		57,026,981

Household Products – 1.7%
Church & Dwight Co., Inc.	147,531	7,653,908
Clorox Co.	75,437	10,051,226
Colgate-Palmolive Co.	516,676	38,301,192
Kimberly-Clark Corp.	207,510	26,791,616
Procter & Gamble Co.	1,496,640	130,432,176

		213,230,118

Independent Power and Renewable Electricity Producers – 0.1%
AES Corp.	388,222	4,313,146
NRG Energy, Inc.	185,657	3,197,014

		7,510,160

Industrial Conglomerates – 2.6%
3M Co.	349,645	72,792,593
Danaher Corp.	357,332	30,155,247
General Electric Co.	5,093,617	137,578,595
Honeywell International, Inc.	446,112	59,462,268
Roper Technologies, Inc.	59,688	13,819,563

		313,808,266

Insurance – 2.7%
Aflac, Inc.	232,215	18,038,461

Common Stocks	Shares	Value
Insurance (continued)
Allstate Corp.	213,614	$18,892,022
American International Group, Inc.	514,431	32,162,226
Aon PLC	153,477	20,404,767
Arthur J Gallagher & Co.	105,008	6,011,708
Assurant, Inc.	31,301	3,245,601
Chubb Ltd.	273,509	39,762,739
Cincinnati Financial Corp.	87,398	6,331,985
Everest Re Group Ltd.	23,935	6,093,612
Hartford Financial Services Group, Inc.	212,637	11,178,327
Lincoln National Corp.	130,619	8,827,232
Loews Corp.	163,488	7,652,873
Marsh & McLennan Cos., Inc.	301,791	23,527,626
MetLife, Inc.	631,519	34,695,654
Principal Financial Group, Inc.	154,975	9,929,248
Progressive Corp.	340,425	15,009,338
Prudential Financial, Inc.	250,850	27,126,919
Torchmark Corp.	64,505	4,934,633
Travelers Cos., Inc.	163,796	20,725,108
Unum Group	134,379	6,266,093
Willis Towers Watson PLC	74,331	10,812,187
XL Group Ltd.	153,302	6,714,628

		338,342,987

Internet & Direct Marketing Retail – 2.7%
Amazon.com, Inc. (a)	232,102	224,674,736
Expedia, Inc.	71,880	10,706,526
Netflix, Inc. (a)(c)	252,205	37,681,949
Priceline Group, Inc. (a)(c)	28,768	53,811,119
TripAdvisor, Inc. (a)(c)	62,850	2,400,870

		329,275,200

Internet Software & Services – 4.5%
Akamai Technologies, Inc. (a)	102,106	5,085,900
Alphabet, Inc., Class A (a)	174,172	161,924,225
Alphabet, Inc., Class C (a)	174,536	158,606,099
eBay, Inc. (a)	588,662	20,556,077
Facebook, Inc., Class A (a)	1,382,933	208,795,224
VeriSign, Inc. (a)(c)	51,526	4,789,857

		559,757,382

IT Services – 3.8%
Accenture PLC, Class A	362,921	44,886,069
Alliance Data Systems Corp.	32,356	8,305,462
Automatic Data Processing, Inc.	261,932	26,837,553
Cognizant Technology Solutions Corp., Class A	348,344	23,130,042
CSRA, Inc.	80,926	2,569,401
DXC Technology Co.	167,064	12,817,150
Fidelity National Information Services, Inc.	193,540	16,528,316
Fiserv, Inc. (a)	123,977	15,167,346
Gartner, Inc. (a)	52,808	6,522,316
Global Payments, Inc. (c)	88,629	8,004,971
International Business Machines Corp.	500,170	76,941,151
Mastercard, Inc., Class A	548,803	66,652,124
Paychex, Inc.	187,288	10,664,179
PayPal Holdings, Inc. (a)	653,517	35,074,257
Total System Services, Inc.	95,404	5,557,283
Visa, Inc., Class A	1,080,207	101,301,812
Western Union Co.	278,703	5,309,292

		466,268,724

Leisure Products – 0.1%
Hasbro, Inc.	66,185	7,380,290
Mattel, Inc.	198,376	4,271,035

		11,651,325

Life Sciences Tools & Services – 0.7%
Agilent Technologies, Inc.	188,189	11,161,490
Illumina, Inc. (a)	85,692	14,869,276

See Notes to Financial Statements.

4	MASTER INVESTMENT PORTFOLIO	JUNE 30, 2017

Schedule of Investments (continued)	S&P 500 Index Master Portfolio

Common Stocks	Shares	Value
Life Sciences Tools & Services (continued)
Mettler-Toledo International, Inc. (a)	15,258	$8,979,943
PerkinElmer, Inc.	65,522	4,464,669
Thermo Fisher Scientific, Inc.	228,859	39,929,030
Waters Corp. (a)	46,791	8,602,057

		88,006,465

Machinery – 1.6%
Caterpillar, Inc.	344,496	37,019,540
Cummins, Inc.	90,384	14,662,092
Deere & Co.	171,979	21,254,885
Dover Corp.	92,089	7,387,380
Flowserve Corp.	76,248	3,540,195
Fortive Corp.	177,788	11,262,870
Illinois Tool Works, Inc.	181,967	26,066,773
Ingersoll-Rand PLC	149,367	13,650,650
PACCAR, Inc.	205,216	13,552,465
Parker Hannifin Corp.	78,000	12,465,960
Pentair PLC	97,664	6,498,562
Snap-on, Inc.	34,277	5,415,766
Stanley Black & Decker, Inc.	89,513	12,597,164
Xylem, Inc.	104,012	5,765,385

		191,139,687

Media – 3.1%
CBS Corp., Class B	215,359	13,735,597
Charter Communications, Inc., Class A (a)	126,210	42,513,839
Comcast Corp., Class A	2,769,161	107,775,746
Discovery Communications, Inc., Class A (a)(c)	87,189	2,252,092
Discovery Communications, Inc., Class C (a)	122,201	3,080,687
DISH Network Corp., Class A (a)	132,510	8,316,328
IHS Markit Ltd. (a)	186,762	8,224,999
Interpublic Group of Cos., Inc.	227,431	5,594,803
News Corp., Class A	236,359	3,238,118
News Corp., Class B	53,983	763,859
Omnicom Group, Inc.	136,243	11,294,545
Scripps Networks Interactive, Inc., Class A	56,495	3,859,173
Time Warner, Inc.	454,055	45,591,663
Twenty-First Century Fox, Inc., Class A	604,492	17,131,303
Twenty-First Century Fox, Inc., Class B	294,904	8,218,974
Viacom, Inc., Class B	205,754	6,907,162
Walt Disney Co.	851,305	90,451,156

		378,950,044

Metals & Mining – 0.2%
Freeport-McMoRan, Inc. (a)	783,138	9,405,487
Newmont Mining Corp.	311,607	10,092,951
Nucor Corp.	186,896	10,815,672

		30,314,110

Multi-Utilities – 1.2%
Alliant Energy Corp.	131,785	5,293,803
Ameren Corp.	143,037	7,819,833
CenterPoint Energy, Inc.	251,857	6,895,845
CMS Energy Corp.	161,532	7,470,855
Consolidated Edison, Inc.	178,992	14,466,133
Dominion Resources, Inc.	368,350	28,226,661
DTE Energy Co.	105,258	11,135,244
NiSource, Inc.	181,090	4,592,442
PG&E Corp.	298,844	19,834,276
Public Service Enterprise Group, Inc.	296,616	12,757,454
SCANA Corp.	83,884	5,621,067
Sempra Energy	146,910	16,564,103
WEC Energy Group, Inc.	184,908	11,349,653

		152,027,369

Multiline Retail – 0.4%
Dollar General Corp.	146,260	10,543,883
Dollar Tree, Inc. (a)	138,743	9,700,910

Common Stocks	Shares	Value
Multiline Retail (continued)
Kohl’s Corp.	104,567	$4,043,606
Macy’s, Inc.	176,133	4,093,331
Nordstrom, Inc.	63,193	3,022,521
Target Corp.	321,402	16,806,111

		48,210,362

Oil, Gas & Consumable Fuels – 5.1%
Anadarko Petroleum Corp.	327,280	14,838,875
Apache Corp.	222,433	10,661,214
Cabot Oil & Gas Corp.	275,949	6,920,801
Chesapeake Energy Corp. (a)(c)	460,294	2,287,661
Chevron Corp.	1,108,298	115,628,730
Cimarex Energy Co.	55,021	5,172,524
Concho Resources, Inc. (a)	86,557	10,519,272
ConocoPhillips	723,181	31,791,037
Devon Energy Corp.	306,634	9,803,089
EOG Resources, Inc.	337,554	30,555,388
EQT Corp. (c)	99,368	5,821,971
Exxon Mobil Corp.	2,478,778	200,111,748
Hess Corp.	157,721	6,919,220
Kinder Morgan, Inc.	1,122,188	21,501,122
Marathon Oil Corp.	503,091	5,961,628
Marathon Petroleum Corp.	303,163	15,864,520
Murphy Oil Corp.	98,829	2,532,987
Newfield Exploration Co. (a)(c)	116,858	3,325,779
Noble Energy, Inc.	265,235	7,506,151
Occidental Petroleum Corp.	446,976	26,760,453
ONEOK, Inc.	222,167	11,588,231
Phillips 66	256,499	21,209,902
Pioneer Natural Resources Co.	99,449	15,870,072
Range Resources Corp. (c)	113,553	2,631,023
Tesoro Corp.	89,074	8,337,327
Valero Energy Corp.	260,033	17,541,826
Williams Cos., Inc.	486,611	14,734,581

		626,397,132

Paper & Forest Products – 0.1%
International Paper Co.	240,926	13,638,821

Personal Products – 0.1%
Coty, Inc., Class A	274,000	5,140,240
Estee Lauder Cos., Inc., Class A	130,951	12,568,677

		17,708,917

Pharmaceuticals – 5.0%
Allergan PLC	196,436	47,751,627
Bristol-Myers Squibb Co.	963,549	53,688,951
Eli Lilly & Co.	568,084	46,753,313
Johnson & Johnson	1,576,225	208,518,805
Mallinckrodt PLC (a)	58,015	2,599,652
Merck & Co., Inc.	1,600,274	102,561,561
Mylan NV (a)	270,338	10,494,521
Perrigo Co. PLC	83,450	6,302,144
Pfizer, Inc.	3,490,930	117,260,339
Zoetis, Inc.	286,982	17,901,937

		613,832,850

Professional Services – 0.2%
Equifax, Inc.	69,631	9,568,692
Nielsen Holdings PLC	196,435	7,594,177
Robert Half International, Inc.	74,783	3,584,349
Verisk Analytics, Inc. (a)(c)	89,554	7,555,671

		28,302,889

Real Estate Investment Trusts (REITs) – 2.8%
Alexandria Real Estate Equities, Inc. (c)	53,370	6,429,484
American Tower Corp.	248,674	32,904,544
Apartment Investment & Management Co., Class A	91,141	3,916,329
AvalonBay Communities, Inc. (c)	80,708	15,509,656

See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO	JUNE 30, 2017	5

Schedule of Investments (continued)	S&P 500 Index Master Portfolio

Common Stocks	Shares	Value
Real Estate Investment Trusts (REITs) (continued)
Boston Properties, Inc.	89,806	$11,047,934
Crown Castle International Corp. (c)	214,253	21,463,865
Digital Realty Trust, Inc.	93,768	10,591,096
Equinix, Inc.	45,593	19,566,692
Equity Residential	214,777	14,138,770
Essex Property Trust, Inc.	38,113	9,805,331
Extra Space Storage, Inc. (c)	72,429	5,649,462
Federal Realty Investment Trust	42,469	5,367,657
GGP, Inc. (c)	343,992	8,104,451
HCP, Inc.	275,244	8,796,798
Host Hotels & Resorts, Inc.	434,468	7,937,730
Kimco Realty Corp.	249,356	4,575,683
Macerich Co.	70,169	4,074,012
Mid-America Apartment Communities, Inc.	66,350	6,991,963
Prologis, Inc.	310,051	18,181,391
Public Storage	87,489	18,244,081
Realty Income Corp.	160,650	8,864,667
Regency Centers Corp.	86,603	5,424,812
Simon Property Group, Inc.	183,163	29,628,447
SL Green Realty Corp.	58,685	6,208,873
UDR, Inc. (c)	154,243	6,010,850
Ventas, Inc.	207,422	14,411,681
Vornado Realty Trust	101,338	9,515,638
Welltower, Inc.	214,095	16,025,011
Weyerhaeuser Co. (c)	437,856	14,668,176

		344,055,084

Real Estate Management & Development – 0.1%
CBRE Group, Inc., Class A (a)	174,809	6,363,048

Road & Rail – 0.9%
CSX Corp.	539,619	29,441,613
JB Hunt Transport Services, Inc.	50,885	4,649,871
Kansas City Southern	62,228	6,512,160
Norfolk Southern Corp.	169,438	20,620,604
Union Pacific Corp.	472,381	51,447,015

		112,671,263

Semiconductors & Semiconductor Equipment – 3.4%
Advanced Micro Devices, Inc. (a)(c)	453,592	5,660,828
Analog Devices, Inc.	214,758	16,708,172
Applied Materials, Inc.	628,640	25,969,118
Broadcom Ltd.	234,850	54,731,793
Intel Corp.	2,755,026	92,954,577
KLA-Tencor Corp.	91,720	8,393,297
Lam Research Corp.	94,656	13,387,198
Microchip Technology, Inc.	134,244	10,360,952
Micron Technology, Inc. (a)(c)	608,197	18,160,762
NVIDIA Corp.	348,080	50,318,445
Qorvo, Inc. (a)(c)	73,781	4,671,813
QUALCOMM, Inc.	864,295	47,726,370
Skyworks Solutions, Inc.	107,948	10,357,611
Texas Instruments, Inc.	583,231	44,867,961
Xilinx, Inc.	145,689	9,370,717

		413,639,614

Software – 4.8%
Activision Blizzard, Inc.	405,422	23,340,145
Adobe Systems, Inc. (a)	289,353	40,926,088
ANSYS, Inc. (a)(c)	49,472	6,019,753
Autodesk, Inc. (a)	113,391	11,432,081
CA, Inc.	183,640	6,330,071
Citrix Systems, Inc. (a)	88,964	7,079,755
Electronic Arts, Inc. (a)	181,209	19,157,416
Intuit, Inc.	142,332	18,903,113
Microsoft Corp.	4,516,552	311,325,929
Oracle Corp.	1,756,823	88,087,105
Red Hat, Inc. (a)	105,055	10,059,016

Common Stocks	Shares	Value
Software (continued)
salesforce.com, Inc. (a)	390,888	$33,850,901
Symantec Corp.	355,553	10,044,372
Synopsys, Inc. (a)	87,886	6,409,526

		592,965,271

Specialty Retail – 2.2%
Advance Auto Parts, Inc. (c)	42,609	4,967,783
AutoNation, Inc. (a)(c)	41,821	1,763,173
AutoZone, Inc. (a)(c)	16,498	9,411,449
Bed Bath & Beyond, Inc.	82,376	2,504,230
Best Buy Co., Inc.	153,821	8,818,558
CarMax, Inc. (a)(c)	110,295	6,955,203
Foot Locker, Inc.	76,660	3,777,805
Gap, Inc.	129,253	2,842,274
Home Depot, Inc.	699,520	107,306,368
L Brands, Inc.	142,660	7,687,947
Lowe’s Cos., Inc.	501,878	38,910,601
O’Reilly Automotive, Inc. (a)	53,204	11,637,843
Ross Stores, Inc.	230,260	13,292,910
Signet Jewelers Ltd.	42,346	2,677,961
Staples, Inc.	384,957	3,876,517
Tiffany & Co.	61,753	5,796,754
TJX Cos., Inc.	377,089	27,214,513
Tractor Supply Co.	76,121	4,126,520
Ulta Salon Cosmetics & Fragrance, Inc. (a)	33,808	9,714,391

		273,282,800

Technology Hardware, Storage & Peripherals – 4.1%
Apple, Inc.	3,048,322	439,019,334
Hewlett Packard Enterprise Co.	973,613	16,152,240
HP, Inc.	985,005	17,217,887
NetApp, Inc.	156,153	6,253,928
Seagate Technology PLC	175,866	6,814,808
Western Digital Corp.	170,447	15,101,604
Xerox Corp.	127,600	3,665,948

		504,225,749

Textiles, Apparel & Luxury Goods – 0.7%
Coach, Inc.	163,808	7,754,671
Hanesbrands, Inc.	221,534	5,130,727
Michael Kors Holdings Ltd. (a)	90,090	3,265,762
NIKE, Inc.,Class B	774,061	45,669,599
PVH Corp.	46,942	5,374,859
Ralph Lauren Corp.	31,377	2,315,623
Under Armour, Inc., Class A (a)(c)	103,468	2,251,464
Under Armour, Inc., Class C (a)(c)	105,511	2,127,102
VF Corp.	190,515	10,973,664

		84,863,471

Thrifts & Mortgage Finance – 0.0%
People’s United Financial, Inc.	193,280	3,413,325

Tobacco – 1.8%
Altria Group, Inc.	1,130,431	84,183,196
Philip Morris International, Inc.	908,631	106,718,711
Reynolds American, Inc.	484,543	31,514,677

		222,416,584

Trading Companies & Distributors – 0.2%
Fastenal Co.	168,859	7,350,432
United Rentals, Inc. (a)	48,462	5,462,152
W.W. Grainger, Inc.	31,463	5,680,016

		18,492,600

Water Utilities – 0.1%
American Water Works Co., Inc.	104,989	8,183,893

Total Long-Term Investments (Cost – $8,048,340,677) – 98.7%		12,152,066,400

See Notes to Financial Statements.

6	MASTER INVESTMENT PORTFOLIO	JUNE 30, 2017

Schedule of Investments (continued)	S&P 500 Index Master Portfolio

Short-Term Securities	Shares	Value
BlackRock Cash Funds: Institutional, SL Agency Shares, 1.29% (b)(d)(e)	82,481,908	$82,506,653
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.93% (b)(d)	178,534,143	178,534,143

Total Short-Term Securities (Cost –$261,034,596) –2.1%		261,040,796

Total Investments (Cost – $8,309,375,273) – 100.8%		12,413,107,196
Liabilities in Excess of Other Assets – (0.8)%		(102,574,688)

Net Assets – 100.0%		$12,310,532,508

Notes to Schedule of Investments

(a)	Non-income producing security.
(d)	During the six months ended June 30, 2017, investments in issuers considered to be affiliates of the Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2016	Shares Purchased		Shares Sold	Shares Held at June 30, 2017	Value at June 30, 2017	Income		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
BlackRock, Inc.	60,705	10,222		—	70,927	$29,960,274	$335,460		—	$2,909,579
BlackRock Cash Funds: Institutional, SL Agency Shares	67,939,998	14,541,910	[1]	—	82,481,908	82,506,653	136,620	[2]	$2,754	(1,474)
BlackRock Cash Funds: Treasury, SL Agency Shares	485,190,196	—		(306,656,053)[3]	178,534,143	178,534,143	758,597		—	—
PNC Financial Services Group,Inc.	242,967	40,132		—	283,099	35,350,572	283,147		—	$2,037,570

Total						$326,351,642	$1,513,824		$2,754	$4,945,675

[1]	Represents net shares purchased.
[2]	Represents all or portion of securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and collateral investment expenses, and other payments to and from borrowers of securities.
[3]	Represents net shares sold.

(c)	Security, or a portion of the security, is on loan.
(d)	Current yield as of period end.
(e)	All or a portion of security was purchased with the cash collateral from loaned securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Long	Issue	Expiration	Notional Value	Unrealized Depreciation
1,556	S&P 500 E-Mini Index	September 2017	$188,346,020	$(879,508)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Liabilities – Derivative Financial Instruments			Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contacts	Total
Futures contracts	Net unrealized depreciation	[1]	—	—	$879,508	—	—	—	$879,508

[1]	Includes cumulative depreciation on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO	JUNE 30, 2017	7

Schedule of Investments (concluded)	S&P 500 Index Master Portfolio

For the six months ended June 30, 2017, the effect of derivative financial instruments in the Statement of Operations was as follows:

Net Realized Gain (Loss) From:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contacts	Total
Futures contracts	—	—	$15,019,921	—	—	—	$15,019,921
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	$713,998	—	—	—	$713,998

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts – long	$130,858,570

For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$12,152,066,400	—	—	$12,152,066,400
Short-Term Securities:
Money Market Funds	261,040,796	—	—	261,040,796

Total	$12,413,107,196	—	—	$12,413,107,196

Derivative Financial Instruments[2]
Liabilities:
Equity Contracts	$(879,508)	—	—	$(879,508)

[1]	See above Schedule of Investments for values in each industry.
[2]	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

During the six months ended June 30, 2017, there were no transfers between levels.

See Notes to Financial Statements.

8	MASTER INVESTMENT PORTFOLIO	JUNE 30, 2017

Statement of Assets and Liabilities	S&P 500 Index Master Portfolio

June 30, 2017 (Unaudited)
Assets
Investments at value – unaffiliated (including securities loaned at value of $79,834,510) (cost – $8,008,416,639)	$12,086,755,554
Investments at value – affiliated (cost – $300,958,634)	326,351,642
Cash	20,027
Cash pledged for futures contracts Receivables:	6,901,800
Dividends – unaffiliated	11,954,753
Dividends – affiliated	169,002
Contributions from investors	94,796
Variation margin on futures contracts	63,821
Securities lending income – affiliated	28,093

Total assets	12,432,339,488

Liabilities
Cash collateral on securities loaned at value	82,497,109
Payables:
Withdrawals to investors	33,621,679
Investments purchased	5,256,870
Investment advisory fees	368,179
Trustees’ fees	45,668
Professional fees	17,475

Total liabilities	121,806,980

Net Assets	$12,310,532,508

Net Assets Consist of
Investors’ Capital	$8,207,680,093
Net unrealized appreciation (depreciation)	4,102,852,415

Net Assets	$12,310,532,508

See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO	JUNE 30, 2017	9

Statement of Operations	S&P 500 Index Master Portfolio

Six Months Ended June 30, 2017 (Unaudited)
Investment Income
Dividends – unaffiliated	$105,867,844
Dividends – affiliated	1,377,204
Securities lending income – affiliated – net	136,620
Foreign taxes withheld	(405,500)

Total investment income	106,976,168

Expenses
Investment advisory	2,243,918
Officer and Trustees	113,637
Professional	23,495

Total expenses	2,381,050
Less fees waived by the Manager	(224,159)

Total expenses after fees waived	2,156,891

Net investment income	104,819,277

Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments – unaffiliated	8,715,488
Investments – affiliated	2,754
Futures contracts	15,019,921

23,738,163

Net change in unrealized appreciation (depreciation) on:
Investments – unaffiliated	838,727,868
Investments – affiliated	4,945,675
Futures contracts	713,998

844,387,541

Net realized and unrealized gain	868,125,704

Net Increase in Net Assets Resulting from Operations	$972,944,981

See Notes to Financial Statements.

10	MASTER INVESTMENT PORTFOLIO	JUNE 30, 2017

Statements of Changes in Net Assets	S&P 500 Index Master Portfolio

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Operations
Net investment income	$104,819,277	$173,503,239
Net realized gain	23,738,163	66,081,560
Net change in unrealized appreciation (depreciation)	844,387,541	738,386,897

Net increase in net assets resulting from operations	972,944,981	977,971,696

Capital Transactions
Proceeds from contributions	4,890,868,545	4,303,951,279
Value of withdrawals	(3,345,040,020)	(2,700,021,283)

Net increase in net assets derived from capital transactions	1,545,828,525	1,603,929,996

Net Assets
Total increase in net assets	2,518,773,506	2,581,901,692
Beginning of period	9,791,759,002	7,209,857,310

End of period	$12,310,532,508	$9,791,759,002

See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO	JUNE 30, 2017	11

Financial Highlights	S&P 500 Index Master Portfolio

	Six Months Ended June 30, 2017 (Unaudited)
		Year Ended December 31,
		2016	2015	2014	2013	2012
Total Return
Total Return	9.31%[1]	11.92%	1.35%	13.63%	32.33%	15.98%

Ratios to Average Net Assets
Total expenses	0.04%[2]	0.04%	0.05%	0.05%	0.05%	0.06%

Total expenses after fees waived	0.04%[2]	0.04%	0.04%	0.05%	0.05%	0.05%

Net investment income	1.87%[2]	2.11%	2.00%	1.98%	2.08%	2.22%

Supplemental Data
Net assets, end of period (000)	$12,310,533	$9,791,759	$7,209,857	$5,748,578	$5,271,130	$1,717,932

Portfolio turnover rate	5%	4%	2%	3%	2%	10%

[1]	Aggregate total return.
[2]	Annualized.

See Notes to Financial Statements.

12	MASTER INVESTMENT PORTFOLIO	JUNE 30, 2017

Notes to Financial Statements (Unaudited)	S&P 500 Index Master Portfolio

1. Organization:

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. S&P 500 Index Master Portfolio (the “Master Portfolio”) is a series of MIP. The Master Portfolio is classified as diversified. MIP is organized as a Delaware statutory trust.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Fund Advisors (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

SEC Reporting Modernization: The U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended other rules to enhance the reporting and disclosure of information by registered investment companies. As part of these changes, the SEC amended Regulation S-X to standardize and enhance disclosures in investment company financial statements. The compliance date for implementing the new or amended rules is August 1, 2017.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

Through May 31, 2016, the Master Portfolio had an arrangement with its custodian whereby credits were earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. Credits previously earned have been utilized until December 31, 2016. Under current arrangements effective June 1, 2016, the Master Portfolio no longer earns credits on uninvested cash, and may incur charges on uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•	Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

MASTER INVESTMENT PORTFOLIO	JUNE 30, 2017	13

Notes to Financial Statements (continued)	S&P 500 Index Master Portfolio

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•	Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•	Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately-held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Master Porfolio’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Master Portfolio’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

14	MASTER INVESTMENT PORTFOLIO	JUNE 30, 2017

Notes to Financial Statements (continued)	S&P 500 Index Master Portfolio

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master Portfolio’s securities lending agreements by counterparty which are subject to offset under an MSLA:

	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount[2]

Counterparty
Barclays Capital, Inc	$264,471	$(264,350)	$122
BNP Paribas S.A.	11,448,346	(11,448,346)	—
Citigroup Global Markets, Inc	10,116,681	(10,116,681)	—
Credit Suisse Securities (USA) LLC	8,363,072	(8,363,072)	—
Deutsche Bank Securities, Inc	665,355	(665,355)	—
Goldman Sachs & Co	18,543,175	(18,543,175)	—
HSBC Bank PLC	1,721,167	(1,721,167)	—
Jefferies LLC	6,197,387	(6,197,387)	—
JP Morgan Securities LLC	11,125,218	(11,125,218)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc	2,052,640	(2,052,640)	—
Nomura Securities International Inc	81,351	(81,351)	—
State Street Bank & Trust Co	5,976,420	(5,976,420)	—
UBS AG	2,625,577	(2,625,577)	—
UBS Securities LLC	653,650	(653,650)	—

Total	$79,834,510	$(79,834,388)	$122

[1]	Cash collateral with a value of $82,497,109 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.
[2]	The market value of the loaned securities is determined as of June 30, 2017. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in the value of equity securities (equity risk).

Futures contracts are agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

MASTER INVESTMENT PORTFOLIO	JUNE 30, 2017	15

Notes to Financial Statements (continued)	S&P 500 Index Master Portfolio

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock for 1940 Act purposes.

Investment Advisory and Administration: MIP, on behalf of the Master Portfolio, entered into an Administration Agreement with the Manager, the Master Portfolio’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to 0.04% of the average daily value of the Master Portfolio’s net assets.

MIP, on behalf of the Master Portfolio, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL, in consideration thereof, has agreed to bear all of the Master Portfolio’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio.

BAL is not entitled to compensation for providing administrative services to the Master Portfolio, for so long as BAL is entitled to compensation for providing administrative services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolio.

Waivers: With respect to the Master Portfolio, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). This amount is included in fees waived by the Manager in the Statement of Operations. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps, as applicable, will be reduced by the amount of the affiliated money market fund waiver. For the six months ended June 30, 2017, the amount waived was $87,027.

The Manager voluntarily agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee. Effective April 28, 2017, the waiver became contractual through April 30, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of MIP or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived by the Manager in the Statement of Operations. For the six months ended June 30, 2017, the Master Portfolio did not waive such amount in investment advisory fees pursuant to these arrangements.

Securities Lending: The SEC has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04% (the “collateral investment fees”). The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% on the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Master Portfolio retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold,the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Master Portfolio is shown as securities lending income – affiliated – net in the Statement of Operations. For the six months ended June 30, 2017, the Master Portfolio paid BTC $54,529 in total for securities lending agent services and collateral investment fees.

16	MASTER INVESTMENT PORTFOLIO	JUNE 30, 2017

Notes to Financial Statements (continued)	S&P 500 Index Master Portfolio

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2017, the Master Portfolio did not participate in the Interfund Lending Program.

Officers and Trustees: The fees and expenses of the MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. BAL has contractually agreed to reimburse the Master Portfolio or provide an offsetting credit against the administration fees paid by the Master Portfolio in an amount equal to the independent expenses through April 30, 2018. For the six months ended June 30, 2017, the amount waived was $137,132.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

Other Transactions: The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended June 30, 2017, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain (Loss)
$187,938,085	$26,842,772	$(16,206,168)

7. Purchases and Sales:

For the six months ended June 30, 2017, purchases and sales of investments, excluding short-term securities, were $2,256,332,637 and $557,265,104, respectively.

8. Income Tax Information:

The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2016. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of June 30, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

As of June 30, 2017, gross unrealized appreciation and depreciation based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$8,006,863,350

Gross unrealized appreciation	$4,564,850,547
Gross unrealized depreciation	(158,606,701)

Net unrealized appreciation	$4,406,243,846

9. Bank Borrowings:

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate

MASTER INVESTMENT PORTFOLIO	JUNE 30, 2017	17

Notes to Financial Statements (concluded)	S&P 500 Index Master Portfolio

commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2017, the Master Portfolio did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers of securities owned by the Master Portfolio. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.

Counterparty Credit Risk: Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

18	MASTER INVESTMENT PORTFOLIO	JUNE 30, 2017

Disclosure of Investment Advisory Agreement	S&P 500 Index Master Portfolio

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of Master Investment Portfolio (the “Master Fund”) met in person on April 20, 2017 (the “April Meeting”) and May 24-25, 2017 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Agreement”) between the Master Fund, on behalf of S&P 500 Index Master Portfolio (the “Master Portfolio”), a series of the Master Fund, and BlackRock Fund Advisors (the “Manager” or “BlackRock”), the Master Fund’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of thirteen individuals, eleven of whom were not “interested persons” of the Master Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to the Master Portfolio by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; administrative and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Master Portfolio and its interest holders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance of an affiliated feeder fund that invests all of its investable assets in the Master Portfolio (the “representative feeder fund”) for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Portfolio for services; (c) Master Portfolio operating expenses and how BlackRock allocates expenses to the Master Portfolio; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Master Portfolio’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Master Fund’s adherence to its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Master Portfolio; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on fees and expenses of the Master Portfolio and the representative feeder fund, as applicable, as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the representative feeder fund as compared with a peer group of funds as determined by Broadridge1, as well as the performance of the representative feeder fund as compared with its benchmark; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to Black-Rock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs, closed-end funds and separately managed accounts under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; and (f) a summary of aggregate amounts paid by the Master Portfolio to BlackRock.

[1]	Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

MASTER INVESTMENT PORTFOLIO	JUNE 30, 2017	19

Disclosure of Investment Advisory Agreement (continued)	S&P 500 Index Master Portfolio

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Master Fund with respect to the Master Portfolio for a one-year term ending June 30, 2018. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Master Portfolio; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master Portfolio; (d) the representative feeder fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Master Portfolio; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of portfolio holdings of the Master Portfolio, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Master Portfolio. Throughout the year, the Board compared the representative feeder fund’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Master Portfolio’s portfolio management team discussing the performance of the Master Portfolio and the representative feeder fund and the Master Portfolio’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Master Portfolio’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Master Portfolio. BlackRock and its affiliates provide the Master Portfolio with certain administrative, shareholder and other services (in addition to any such services provided to the Master Portfolio by third parties) and officers and other personnel as are necessary for the operations of the Master Portfolio. In particular, BlackRock and its affiliates provide the Master Portfolio with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) preparing periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing other administrative functions necessary for the operation of the Master Portfolio, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Portfolio and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Master Portfolio. The Board noted that the representative feeder fund’s investment results correspond directly to the investment results of the Master Portfolio. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the representative feeder fund’s performance. The Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of the representative feeder fund as compared to other funds in its applicable Broadridge category and the performance of the representative feeder fund as compared with its benchmark. The Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. The Board was provided with information on the composition of the Broadridge performance universes and expense universes. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Master Portfolio management to discuss, the performance of the Master Portfolio and the representative feeder fund, as applicable, throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

20	MASTER INVESTMENT PORTFOLIO	JUNE 30, 2017

Disclosure of Investment Advisory Agreement (continued)	S&P 500 Index Master Portfolio

The Board noted that for the past five one-year periods reported, the representative feeder fund’s net performance was within the tolerance range of its benchmark for four of the five periods. BlackRock believes that net performance relative to the benchmark is an appropriate performance metric for the representative feeder fund.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Master Portfolio: The Board, including the Independent Board Members, reviewed the Master Portfolio’s contractual advisory fee rate compared with the other funds in the representative feeder fund’s Broadridge category. The contractual advisory fee rate is shown before taking into account any reimbursements or fee waivers. The Board also compared the representative feeder fund’s total expense ratio, as well as the Master Portfolio’s actual advisory fee rate, to those of other funds in the representative feeder fund’s Broadridge category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual advisory fee rate gives effect to any advisory fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Portfolio. The Board reviewed BlackRock’s profitability with respect to the Master Portfolio and other funds the Board currently oversees for the year ended December 31, 2016 compared to available aggregate profitability data provided for the prior two years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Master Portfolio by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Master Portfolio and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Master Portfolio, to the Master Portfolio. The Board may receive and review information from independent third parties as part of its annual evaluation. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Master Portfolio in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Master Portfolio’s contractual advisory fee rate ranked in the first quartile, and that the actual advisory fee rate and the representative feeder fund’s total expense ratio ranked in the first and second quartiles, respectively, relative to the representative feeder fund’s Expense Peers. The Board also noted that BlackRock and its affiliates have contractually agreed to reimburse or otherwise compensate the Master Portfolio for the fees and expenses of the Independent Board Members, counsel to the Independent Board Members and the Master Portfolio’s independent registered public accounting firm.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Portfolio increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Master Portfolio benefits from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Master Portfolio to more fully participate in these economies of scale. The Board considered the Master Portfolio’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Master Portfolio, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Portfolio, including for

MASTER INVESTMENT PORTFOLIO	JUNE 30, 2017	21

Disclosure of Investment Advisory Agreement (concluded)	S&P 500 Index Master Portfolio

administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Master Fund with respect to the Master Portfolio for a one-year term ending June 30, 2018. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Master Portfolio and its interest holders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master Portfolio reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

22	MASTER INVESTMENT PORTFOLIO	JUNE 30, 2017

Officers and Trustees

Rodney D. Johnson, Chair of the Board and Trustee

Susan J. Carter, Trustee

Collette Chilton, Trustee

Neil A. Cotty, Trustee

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Mark Stalnecker, Trustee

Kenneth L. Urish, Trustee

Claire A. Walton, Trustee

Frederick W. Winter, Trustee

Barbara G. Novick, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Thomas Callahan, Vice President

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Investment Adviser	Accounting Agent and Custodian	Distributor	Legal Counsel
BlackRock Fund Advisors	State Street Bank and Trust Company	BlackRock Investments, LLC	Sidley Austin LLP
San Francisco, CA 94105	Boston, MA 02111	New York, NY 10022	New York, NY 10019

Administrator	Transfer Agent	Independent Registered	Address of the Trust/MIP
BlackRock Advisors, LLC	BNY Mellon Investment Servicing (US) Inc.	Public Accounting Firm	400 Howard Street
Wilmington, DE 19809	Wilmington, DE 19809	PricewaterhouseCoopers LLP Philadelphia, PA 19103	San Francisco, CA 94105

MASTER INVESTMENT PORTFOLIO	JUNE 30, 2017	23

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.The Fund’s/Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master Portfolio use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441- 7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at

http://www.blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

24	MASTER INVESTMENT PORTFOLIO	JUNE 30, 2017

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

MASTER INVESTMENT PORTFOLIO	JUNE 30, 2017	25

Appendix B

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statements of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Funds, upon request by calling 1-888-233-4339; and (2) on the SEC’s website at http://www.sec.gov.

The Transamerica Funds and the Master Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q, which is available on the SEC’s website at http://www.sec.gov. The Transamerica Funds’ and the Master Portfolio’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we send shareholders informative materials such as the Transamerica Funds’ Annual Report, Semi-Annual Report, Prospectus, and other required documents that keep you informed regarding your Funds. Transamerica Funds will only send one piece per mailing address, a method that saves your Funds’ money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, and account number;

•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

•	Information we receive from non-affiliated third parties, including consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Fund Services

PO Box 219945

Kansas City, MO 64121-9945

Customer Service 1-888-233-4339

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Transamerica Capital, Inc.

Item 2:	Code of Ethics.

Not applicable for semi-annual reports.

Item 3:	Audit Committee Financial Experts.

Not applicable for semi-annual reports.

Item 4:	Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5:	Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6:	Schedule of Investments.

(a)	The schedules of investments and consolidated schedules of investments are included in the Semi-Annual Report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11:	Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule

30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are appropriately designed to ensure that information required to be disclosed by the Registrant in the reports that it files on Form N-CSR (a) is accumulated and communicated to Registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	The Registrant’s principal executive officer and principal financial officer are aware of no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13:	Exhibits.

(a)(1)	Not Applicable.

(a)(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(a)(3)	Not applicable.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Transamerica Funds
(Registrant)

By:	/s/ Marijn P. Smit
Marijn P. Smit
Chief Executive Officer
(Principal Executive Officer)
Date:	September 1, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Marijn P. Smit
Marijn P. Smit
Chief Executive Officer
(Principal Executive Officer)
Date:	September 1, 2017

By:	/s/ Vincent J. Toner
Vincent J. Toner
Treasurer
(Principal Financial Officer)
Date:	September 1, 2017

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

13(a)(2)(i)	Section 302 N-CSR Certification of Principal Executive Officer

13(a)(2)(ii)	Section 302 N-CSR Certification of Principal Financial Officer

13(b)	Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer